                                   EXHIBIT 24






                               POWERS OF ATTORNEY

                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary W. Miller and James Kirschner, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities noted below to sign the Baldwin & Lyons, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and any and all amendments thereto, required to be filed pursuant to the requirements of Sections 12(g), 13, or 15(d) of the Securities and Exchange Act of 1934, as amended, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      Signature and Title                    Dated:

/s/ Gary W. Miller                           February 4, 2003
------------------------------------         ----------------
Gary W. Miller, Chairman
of the Board and CEO
(Principal Executive Officer)

/s/ G. Patrick Corydon                       February 4, 2003
------------------------------------         ----------------
G. Patrick Corydon, Senior Vice
President (Finance) and CFO
(Principal Financial and Accounting
Officer)

/s/ Joseph DeVito                            February 4, 2003
------------------------------------         ----------------
Joseph DeVito, Director and
Executive Vice President

/s/ James W. Good                            February 10, 2003
------------------------------------         ----------------
James Good, Director and
Executive Vice President

/s/ Stuart D. Bilton                         February 4, 2003
------------------------------------         ----------------
Stuart D. Bilton, Director

/s/ Otto N. Frenzel, III                     February 4, 2003
------------------------------------         ----------------
Otto N. Frenzel, III, Director

/s/ John M. O'Mara                           February 4, 2003
------------------------------------         ----------------
John M. O'Mara, Director

/s/ Thomas H. Patrick                        February 24, 2003
------------------------------------         ----------------
Thomas H. Patrick, Director

/s/ Nathan Shapiro                           February 4, 2003
------------------------------------         ----------------
Nathan Shapiro, Director

/s/ Norton Shapiro                           February 4, 2003
------------------------------------         ----------------
Norton Shapiro, Director

/s/ John D. Weil                             February 4, 2003
------------------------------------         ----------------
John D. Weil, Director

/s/ Robert Shapiro                           February 4, 2003
------------------------------------         ----------------
Robert Shapiro, Director

/s/ John Pigott                              February 4, 2003
------------------------------------         ----------------
John Pigott, Director